Exhibit 21.1
SUBSIDIARIES OF WYNN RESORTS, LIMITED

Asia Development, LLC
Chamber Associates, LLC
Development Associates, LLC
Las Vegas Jet, LLC
Las Vegas Jet Hanger, LLC
Massachusetts Property, LLC (a Massachusetts company)
3 Bow Street, LLC (a Massachusetts company)
23 Bow Street, LLC (a Massachusetts company)
41 Bow Street, LLC (a Massachusetts company)
49 Bow Street, LLC (a Massachusetts company)
51 Bow Street, LLC (a Massachusetts company)
55 Bow Street, LLC (a Massachusetts company)
57 Bow Street, LLC (a Massachusetts company)
61 Bow Street, LLC (a Massachusetts company)
63 Bow Street, LLC (a Massachusetts company)
80 Bow Street, LLC (a Massachusetts company)
82 Bow Street, LLC (a Massachusetts company)
98 Bow Street, LLC (a Massachusetts company)
103 Broadway, LLC (a Massachusetts company)
127 Broadway, LLC (a Massachusetts company)
10 Gardner Street, LLC (a Massachusetts company)
8 Lynde Street, LLC (a Massachusetts company)
10 Lynde Street, LLC (a Massachusetts company)
12 Lynde Street, LLC (a Massachusetts company)
18 Lynde Street, LLC (a Massachusetts company)
28 Lynde Street, LLC (a Massachusetts company)
32 Lynde Street, LLC (a Massachusetts company)
15 Mystic Street, LLC (a Massachusetts company)
35 Mystic Street, LLC (a Massachusetts company)
40 Mystic Street, LLC (a Massachusetts company)
51 Mystic Street, LLC (a Massachusetts company)
6 Scott Place, LLC (a Massachusetts company)
7 Scott Place, LLC (a Massachusetts company)
10 Scott Place, LLC (a Massachusetts company)
12 Scott Place, LLC (a Massachusetts company)
5 Thorndike Street, LLC (a Massachusetts company)
7 Thorndike Street, LLC (a Massachusetts company)
11 Thorndike Street, LLC (a Massachusetts company)
21 Thorndike Street, LLC (a Massachusetts company)
68 Tremont Street, LLC (a Massachusetts company)
East Broadway, LLC (a Massachusetts company)
EBH Broadway, LLC (a Massachusetts company)
Everett Broadway, LLC (a Massachusetts company)
Nevada Realty Associates, LLC
Rambas Marketing Co., LLC
Wynn Indonesia Marketing, LLC
Wynn International Marketing, Ltd (an Isle of Man company)
Toasty, LLC (a Delaware company)
Valvino Lamore, LLC
WA Insurance, LLC
WDD Massachusetts Purchasing, LLC
WestWynn, LLC
World Travel G-IV, LLC
Worldwide Wynn, LLC
WSI Holdco, LLC

WSI US, LLC
WSI Investment, LLC
Wynn Aircraft, LLC
Wynn Aircraft II, LLC
Wynn Aircraft IV, LLC
Wynn Aircraft V, LLC
Wynn Design & Development, LLC
Wynn Energy, LLC
Wynn Gallery, LLC
Wynn Golf, LLC
Wynn Interactive, LLC
Wynn Investments, LLC
Wynn IOM Holdco I, Ltd. (an Isle of Man company)
Wynn IOM Holdco II, Ltd. (an Isle of Man company)
SH – Sociedade de Hotelaria, Limitada (a Macau company)
SH Hoteleria Hong Kong Limited (a Hong Kong company)
Wynn Manpower, Limited (a Macau company)
Harthor Hospitality Services Limited (a Macau company)
Harthor Hospitality Services HK Limited (a Hong Kong company)
Lumini Hospitality Services Limited (a Macau company)
Lumini Hospitality Services HK Limited (a Hong Kong company)
SAC Hospitality Services Limited (a Macau company)
SAC Hospitality Services HK Limited (a Hong Kong company)
Palo Marketing Services Limited (a Macau company)
Palo Hong Kong Limited (a Hong Kong company)
Palo Manpower Hong Kong Limited (a Hong Kong company)
Wynn Macau Development Company, LLC
Wynn Nightlife, LLC
Wynn North Asia, LLC
Wynn Online Store, LLC
Wynn Plaza, LLC
Wynn/CA Plaza JV, LLC
Wynn/CA Plaza Property Owner, LLC
Wynn Resorts Development, LLC
Wynn Resorts Development (Japan) Godo Kaisha (a Japan Company)
Wynn Resorts Hotel Marketing & Sales (Asia), LLC
Wynn Resorts Holdings, LLC
Wynn Resorts Finance, LLC
Wynn America Group, LLC
Everett Property, LLC (a Massachusetts company)
Wynn MA, LLC
EBH Holdings, LLC
EBH MA Property, LLLC (a Massachusetts company)
Wynn Group Asia, Inc.
WM Cayman Holdings Limited I (a Cayman Islands company)
Wynn Macau, Limited (a Cayman Islands company and a 72% owned company)
     WML Corp. Ltd. (a Cayman Islands company)
    WM Cayman Holdings Limited II (a Cayman Islands company)
Wynn Resorts, International, Ltd. (an Isle of Man company)
Wynn Resorts (Macau) Holdings, Ltd. (an Isle of Man company)
Wynn Resorts (Macau), Ltd. (a Hong Kong company)
Wynn Resorts (Macau), S.A. (a Macau company)
Palo Real Estate Company Ltd. (a Macau company)
WML Finance I Limited (a Cayman Islands company)
Wynn Las Vegas Holdings, LLC
  Wynn Las Vegas, LLC
Kevyn, LLC
WLV Events, LLC
World Travel, LLC

Wynn Las Vegas Capital Corp.
Wynn Show Performers, LLC
Wynn Sunrise, LLC
Wynn Resorts Capital Corporation
Wynn Retail, LLC
Wynn/CA JV, LLC
Wynn/CA Property Owner, LLC
Wynn Social Gaming, LLC
Wynn Vacations, LLC

All subsidiaries are formed in the State of Nevada and wholly owned unless otherwise specifically identified.